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                                                                    EXHIBIT 10.5






                AMENDMENT NUMBER TWO TO THE EMPLOYMENT AGREEMENT

                                    BETWEEN

                          SNELLING AND SNELLING, INC.

                                      AND

                             TIMOTHY J. LONCHARICH

                          Effective: November 1, 1996








=========================================
SNELLING AND SNELLING, INC.
12801 NORTH CENTRAL EXPRESSWAY, SUITE 700
DALLAS, TEXAS 75243
TELEPHONE: 239-7575
=========================================

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                AMENDMENT NUMBER TWO TO THE EMPLOYMENT AGREEMENT
                                    BETWEEN
                          SNELLING AND SNELLING, INC.
                                      AND
                             TIMOTHY J. LONCHARICH

                          Effective: November 1, 1996


         This Agreement made this 4th day of November, 1996, effective as of November 1, 1996, by and between Snelling and Snelling, Inc., a Pennsylvania corporation (the "Employer") and Timothy J. Loncharich ("Employee").

                                R E C I T A L S:

A. Employee and the Employer entered into an Employment Agreement effective July 26, 1994.

B. Employee and the Employer amended the Employment Agreement effective August 1, 1994.

C. Pursuant to the provisions of Paragraph 15 of the Employment Agreement Employee and the Employer desire to amend the Employment Agreement further.

         NOW, THEREFORE, it is agreed that the Employment Agreement hereby is amended, effective as of November 1, 1996 as follows:

         1. Paragraph 5C of the Employment Agreement is amended by restatement in its entirety to read as follows:

                  C. STOCK OPTIONS. Employee will be granted options to purchase 80,000 shares of the Employer's common stock, pursuant to the terms of the Incentive Stock Option Agreement and the Nonqualified Stock Option Agreement attached hereto as Exhibit A.

         2. The Employment Agreement is hereby amended, effective as November 1, 1996, to remove each reference therein to the term "LTI Plan".

         3. Paragraphs 7, 8G, 9G and subsection (7) of the penultimate paragraph of Paragraph 8 of the Employment Agreement are hereby amended by deleting the reference therein to "July 31, 1999" and by substituting in place of such date "December 31, 2001."



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         Except as amended by this Amendment Number Two, the Employment
Agreement continues in full force and effect.

         EFFECTIVE as of the day and year first above written.


EMPLOYEE:                                EMPLOYER:

                                         SNELLING AND SNELLING, INC.

/s/ TIMOTHY J. LONCHARICH                By: /s/ ROBERT 0. SNELLING, SR.
--------------------------------            ------------------------------------
Timothy J. Loncharich                       Robert 0. Snelling, Sr.,
                                            Chairman of the Board

Date    11-4-96                          Date    11-4-96
    ----------------------------             -----------------------------------

ADDRESS:                                 ADDRESS:

1002 Saddlebrook Drive                   12801 N. Central Expressway, Suite 700
Colleyville, Texas 76034                 Dallas, Texas 75243








AMENDMENT NUMBER TWO
EMPLOYMENT AGREEMENT                      -2-                         LONCHARICH